Eaton Vance Management

Two International Place

Boston, MA  02110

(617)482-8260

www.eatonvance.com

September 21, 2017

Securities and Exchange Commission

100 F Street, NE

Washington, DC  20549

Attn:  Office of Filings, Information & Consumer Services

Re:

Eaton Vance Mutual Funds Trust (the “Registrant”) (1933 Act File No. 002-90946) on behalf of Eaton Vance Diversified Currency Income Fund, Eaton Vance Emerging Markets Local Income Fund, Eaton Vance Global Macro Absolute Return Fund, Eaton Vance Global Macro Absolute Return Advantage Fund, Eaton Vance Short Duration Strategic Income Fund, Parametric Tax-Managed International Equity Fund, Eaton Vance Short Duration High Income Fund, Eaton Vance Floating-Rate Advantage Fund, Eaton Vance Floating-Rate Fund, Eaton Vance Floating-Rate & High Income Fund, Eaton Vance Emerging and Frontier Counties Equity Fund, Eaton Vance Global Income Builder Fund, Eaton Vance High Income Opportunities Fund, Eaton Vance Government Obligations Fund and Eaton Vance Short Duration Government Income Fund (the “Funds”)

Ladies and Gentlemen:

On behalf of the Registrant and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing is an exhibit containing interactive data format risk/return summary information that mirrors the risk/return summary information in supplements dated August 30, 2017 to the current Prospectuses. The purpose of the filing is to submit the 497(e) filing dated August 30, 2017 in XBRL for the Funds.

Please contact me at (617) 672-8509, or fax number (617) 672-1509, if you have any questions or comments.

Very truly yours,

/s/ Deanna R. Berry

Deanna R. Berry

Assistant Vice President